SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2008

______________________________

BROOKLINE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

160 Washington Street, Brookline, Massachusetts	02447-0469
(Address of principal executive offices)	(Zip Code)

(617) 730-3500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

         On December 18, 2008, the Board of Directors of Brookline Bank (the “Board”), the Company’s wholly owned subsidiary, entered into amendments to the existing supplemental retirement income agreements with Richard P. Chapman, Jr., Chairman and Chief Executive Officer of the Bank, and Charles H. Peck, President of the Bank (the “Original Agreements”). The Original Agreements were amended to freeze the earned and vested benefits thereunder as of December 31, 2004 to ensure that the agreements are exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The foregoing description of the amendments is qualified in its entirety by reference to the amendments which are attached hereto as Exhibits 10.3.2 and 10.4.2 of this Current Report, and are incorporated by reference into this Item 5.02.

          On December 18, 2008, the Board entered into a new supplemental retirement income agreement with each of Richard P. Chapman, Jr. and Charles H. Peck, effective as of January 1, 2005, which terms are substantially similar to the terms of the Original Agreements (the “New Agreements”). The New Agreements were adopted in order to comply with the requirements of Section 409A of the Code and to provide Messrs. Chapman and Peck the opportunity to earn benefits after December 31, 2004. The New Agreements contain the same benefit formula as provided under the Original Agreements, except the amount of the benefit (i) will be reduced by the amount of the benefit payable under the Original Agreements, and (ii) may not exceed the limits previously approved by the Board. In addition, the New Agreements provide that an executive will be entitled to a lump sum benefit as of the earliest of the following events to occur: (x) a separation from service, (y) death or (z) a change in control; provided, however that a payment may be delayed for six months if required under Section 409A of the Code. All other terms of the New Agreements are materially consistent with the terms of the Original Agreements. The foregoing description of the New Agreements is qualified in its entirety by reference to the New Agreements which are attached hereto as Exhibits 10.3.3 and 10.4.3 of this Current Report, and are incorporated by reference into this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date:	December 18, 2008	By:	/s/ Paul R. Bechet
Paul R. Bechet
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.3.2	Amendment No. 3 to the Supplemental Retirement Income Agreement by and between Brookline Bank and Richard P. Chapman, Jr.

10.3.3	2005 Supplemental Retirement Income Agreement by and between Brookline Bank and Richard P. Chapman, Jr.

10.4.2	Amendment No. 3 to the Supplemental Retirement Income Agreement by and between Brookline Bank and Charles H. Peck

10.4.3	2005 Supplemental Retirement Income Agreement by and between Brookline Bank and Charles H. Peck